UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 16, 2005

Date of Report (Date of earliest event reported)

MAIN STREET RESTAURANT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-18668	11-2948370
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

5050 N. 40TH STREET
SUITE 200
PHOENIX, ARIZONA
85018
(Address of Principal Executive Offices) (Zip Code)

(602) 852-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K of Main Street Restaurant Group, Inc. (the “Company”) amends the Company’s Form 8-K dated June 16, 2005, originally filed with the Securities and Exchange Commission on June 20, 2005 (the “Original Filing”).  The Company is filing this amendment to correct an inadvertent error appearing on Slide 7 entitled “Current Shareholders” of Exhibit 99.1 to the Original Filing.  A copy of corrected Slide 7 is attached hereto as Exhibit 99.2.  No other changes have been made to the filing.  This Amendment No. 1 continues to speak as of the date of the Original Filing, and the Company has not updated the disclosures contained therein to reflect any events that occurred at a date subsequent to the Original Filing.

Item 9.01.                                          Financial Statements and Exhibits.

(a)                                  Financial Statements of Business Acquired.

Not applicable.

(b)                                 Pro Forma Financial Information.

Not applicable.

(c)                                  Exhibits.

Exhibit Number

99.2	Corrected Slide 7 to Management Presentation dated June 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIN STREET RESTAURANT GROUP, INC.

Date: June 22, 2005	By:	/s/ Michael J. Herron
Michael J. Herron
Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.2                           Corrected Slide 7 to Management Presentation dated June 2005.